SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2004

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 443 - 6500

Item 12.       Results of Operations and Financial Condition

On April 26, 2004, Flowserve Corporation (the “Company”) issued a press release announcing its results of operations for 2003 and its restated results of operations for 2002, 2001 and 2000 (the”Original Press Release”) A copy of this Revised Original Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 27, 2004, the Company issued a revised version of the Original Press Release to correct a clerical error.  A copy of the revised Original Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Form 8-K and the attached press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibit Index

(99.1)  Original Press Release, dated April 26, 2004, issued by the Company.

(99.2)  Revised Original Press Release, dated April 27, 2004, issued by the Company.

Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION

	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: April 27, 2004.